UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

The Nielsen Company B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-142546-29	98-0366864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Nielsen Company B.V. (the “Company” or “Nielsen”) is filing this Form 8-K to update financial information and certain related disclosures in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to reflect the presentation of one of the Company’s legacy online businesses and the Company’s expositions business as discontinued operations, and (ii) the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 19, 2013 (“June 2013 Form 8-K”) to reflect the presentation of  the Company’s expositions business as a discontinued operation. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the second quarter ended June 30, 2013 filed with the SEC on July 30, 2013 (the “Second Quarter 2013 Form 10-Q”).

As previously disclosed in March 2013, Nielsen completed the exit and shut down of one of its legacy online businesses and in June 2013, Nielsen completed the sale of its expositions business for a total cash consideration of $950 million. These divestitures were reported as discontinued operations, which requires retrospective restatement of prior periods to classify operating results of these businesses as discontinued operations.

Exhibits filed with this Form 8-K and incorporated into this Item 8.01 by reference revise those areas contained in the 2012 Form 10-K and the June 2013 Form 8-K to reflect the presentation of the historical operating results of one of Nielsen’s legacy online businesses and Nielsen’s expositions business as discontinued operations and supersede those portions of the 2012 Form 10-K and the June 2013 Form 8-K.

Information in the 2012 Form 10-K and the June 2013 8-K has not been updated for other events or developments that occurred subsequent to the filing of the 2012 Form 10-K with the SEC. For additional information related to developments since the filing of the 2012 Form 10-K, refer to the Company’s Second Quarter 2013 Form 10-Q and the Company’s Forms 8-K filed since the filing of the 2012 Form 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2012 Form 10-K and subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Revised Selected Financial and Other Data

Exhibit 99.2	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Financial Statements and Supplementary Data

Exhibit 101

The following financial information from this Form 8-K formatted in XBRL, includes: (i) Consolidated Statements of Operations for the three years ended December 31, 2012, 2011 and 2010, (ii) Consolidated Statements of Comprehensive Income for the three years ended December 31, 2012, 2011 and 2010; (iii) Consolidated Balance Sheets at December 31, 2012 and 2011, (iv) Consolidated Statements of Cash Flows for the three years ended December 31, 2012, 2011 and 2010, (v) Consolidated Statements of Changes in Equity for the three years ended December 31, 2012, 2011 and 2010, and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2013

THE NIELSEN COMPANY B.V. (Registrant)

By:	/s/ Brian J. West
Name:	Brian J. West
Title:	Chief Financial Officer (Principal Financial Officer)